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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Current Report on Form 8-K of our report dated January 30, 1998 which was included in the Primadonna Resorts, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.



                                        Arthur Andersen LLP

Las Vegas, Nevada
March 11, 1999